CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim Spin-Off ETF (the “Fund”)

Supplement to the currently effective Prospectus for the Fund:

The last sentence under the “Index Methodology” section of the Fund’s prospectus is hereby replaced in its entirety with the following:

The Index is adjusted annually.

Item 5 under the “Index Construction” section of the Fund’s prospectus is hereby replaced in its entirety with the following:

5. The constituent selection process and portfolio rebalance is repeated annually.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

December 16, 2010

ETF-PRO-CSD-SUP121610